EXHIBIT 32.2

                                  CERTIFICATION
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the quarterly report on Form 10-QSB of Volunteer Bancorp, Inc. (the "Company") for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Greg Oliver, Vice President and Cashier (Principal Financial and Accounting Officer) of the Company, hereby certify that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is signed on November 14, 2003.


                                       /s/ Greg Oliver
                                       -----------------------------------------
                                       Greg Oliver
                                       Vice President and Cashier